KBS REIT I
2011 Year End Financial Update

March 28, 2012


FROST BANK




2450




Lobby





Forward-Looking Statements

KBS Real Estate Investment Trust

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust's ("REIT I") Annual Report on Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission (the "SEC") on March 26, 2012 (the "Annual Report"), including the "Risk Factors" contained therein. For a full description of the methodologies used to value REIT I's assets and liabilities in connection with the calculation of REIT I's estimated value per share, see Part II, Item 5, "Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities — Market Information" of the Annual Report.

Forward-Looking Statements

Certain statements contained herein may be deemed to be forward-looking statements under federal securities laws. These include statements regarding the intent, belief or current expectations of REIT I and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. The valuation methodology for REIT I's real estate investments assumes the properties realize the projected cash flows and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though these are REIT I's and its advisor's, KBS Capital Advisors LLC (the "Advisor"), best estimates as of March 22, 2012, REIT I can give no assurance in this regard. These statements also depend on factors such as REIT I's ability to maintain occupancy levels and lease rates at its properties; the borrowers under REIT I's loan and real estate securities investments continuing to make required payments under the investments; the ability of certain borrowers to maintain occupancy levels and lease rates at the properties securing REIT I's debt investments; REIT I's ability to successfully negotiate modifications, extensions or refinancings of its debt obligations; the ability of REIT I to sell assets to make required amortization payments and principal payments on its debt obligations and to fund its short and long-term liquidity needs; REIT I's ability to successfully operate and sell the properties transferred to it under the Collateral Transfer and Settlement Agreement related to the GKK Mezzanine Loan given current economic conditions and the concentration of the GKK Properties in the financial services sector, the significant debt obligations REIT I has assumed with respect to such properties, and the Advisor's limited experience operating and selling bank branch properties; and other risks identified in Part I, Item IA of the Annual Report. Actual events may cause the value and returns on REIT I's investments to be less than that used for purposes of REIT I's estimated value per share.

Overview

Overview

KBS Real Estate Investment Trust

- Raised $1.7 billion of equity in initial offering.
- 2006-2008 Acquisition Strategy
  - Create a diversified “hybrid” portfolio with both equity and debt commercial real estate investments.
  - Acquired $3.0 billion portfolio of 64 properties and 23 debt and other investments.




NUVERA


190



Overview

KBS Real Estate Investment Trust

- Revaluation History (in accordance with FINRA 09-09)
  - Offering Price $10.00
  - November 2009[1] $7.17
  - December 2010[2] $7.32
  - March 2012[3] $5.16



- Distribution History
  - 7/18/06 – 6/30/09 (36 Payments): $0.70/share on an annualized basis
  - 7/1/09 – 2/28/12 (32 Payments): $0.525/share on an annualized basis

On March 26, 2012, KBS REIT I announced that it will discontinue paying monthly distributions to shareholders in an effort to maximize the total amount of capital returned to shareholders over time. Cash flow will be redirected with the goal of accomplishing the following objectives:

1) ***Paying down debt (especially certain "repo debt" related to the GKK portfolio) and managing upcoming maturities;***
2) ***Managing REIT I's reduced cash flows;***
3) ***Strategically reinvesting capital into existing assets to better position the portfolio for an eventual liquidation; and***
4) ***Attempting to improve the overall return to shareholders in the future.***

[1] *Data as of 9/30/09. See REIT I's Current Report on Form 8-K filed with the SEC on November 23, 2009.*
[2] *Data as of 9/30/10. See REIT I's Current Report on Form 8-K filed with the SEC on December 10, 2010.*
[3] *Data as of 12/31/11. See REIT I's Current Report on Form 8-K filed with the SEC on March 26, 2012.*

Overview

Across all commercial real estate sectors and classes, Moody's estimates an approximate 42% decline in commercial real estate values from early 2008 levels.

Moody's US Commercial Property Price Index

Data through September 2011



$10 Initial Offering Price
KBS REIT I Acquisitions
$7.17*
$7.32*
$5.16*
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12

**KBS REIT I estimated value per share announced at this time.*

KBS Capital Advisors Sharing the Pain

KBS Real Estate Investment Trust

- The REIT's advisor, KBS Capital Advisors, has **forgiven the following liabilities** owed by REIT I:
  - A **$1.6 million unreimbursed non interest-bearing advance** to support initial distributions declared.
  - A **$5.4 million deferred asset management fee**.
- The REIT has not paid asset management fees to the advisor for its Petra debt investment since September 2009.
- The REIT stopped paying asset management fees to the advisor for its Arden investment in February 2012.
- The REIT is limiting the asset management fees related to its GKK investment to the cost basis that was outstanding at the date of the settlement agreement (September 1, 2011) of **$454.4 million** (total investment of $465.1 million), **rather than the $2.1 billion gross value** of the GKK portfolio now owned.
- KBS Capital Advisors has increased staff to manage the GKK acquisition, of which all costs are being borne by the advisor.

Market and Portfolio Overview

Real Estate Market Overview

KBS Real Estate Investment Trust

- National office occupancy rose 0.2% to 82.4% in 4Q 2011.[1]
  - Forecasts predict further occupancy improvement in 2012, but with subdued rent growth forecasted through 2014.[2]
- National industrial occupancy also rose in 4Q 2011, but rental rates decreased slightly.[3]
- Occupancy of KBS REIT I's real estate held for investment at 12/31/11 declined to 85% from 92% for the same properties at 12/31/10.
- REIT I's existing rents are rolling downward into this moderately improving rental market that still remains well below peak levels.
- Occupancy and rental rates are still well below historical averages.
- Continued separation of "haves" and "have-nots."
  - Top-tier, well-located buildings in primary markets continue to find it *significantly* easier to attract tenants, financing, or buyers than lesser-quality properties or those located in "secondary markets."

[1] *Jones Lang LaSalle Office Outlook: United States. Published 2012.*

[2] *Deloitte CRE Outlook: Top Ten Issues in 2012. Published 2011.*

[3] *CoStar YE 2011 National Reports (Office and Industrial), Published 2012.*

Overview of Recent Activity

KBS Real Estate Investment Trust

Since the December 2010 Revaluation, REIT I has…

- Disposed of 13* historical REIT assets for $229.6 million of sales proceeds (which resulted in $94.3 million of net proceeds after repayment of debt).
- Spent $34.7 million on capital expenditures.
- Experienced reduced operating cash flow from $53.4 million in 2010 to $39.1 million in 2011.
- Declared distributions of $98.8 million in 2011 funded from current and past period operating cash flows, the sale of properties and maturity of debt investments in 2010 and 2011, and debt financing proceeds, returning principal to shareholders.
- Taken control of the Gramercy ("GKK") real estate portfolio, containing 862 properties as of 12/31/11, and the related debt.
- Transferred a portfolio of 24 industrial assets (National Industrial Portfolio/Hackman) to an affiliate of the lender and obtained a participation interest in certain future profits.

**Includes real estate loan investment payoffs and counts multiple Tribeca condo sales as one asset.*

Revaluation Information

KBS Real Estate Investment Trust

On March 22, 2012, the Board approved an estimated value per share of $5.16.

Change in estimated value from the December 2010 valuation of $7.32 is broken down as:

	Change in Estimated Value (in thousands)	Change in Estimated Value per Share	% Change in Estimated Value per Share
Historical real estate investments (including the National Industrial Portfolio Joint Venture)	$ (136,222)	$ (0.71)	(33.1)%
Arden/HSC Partners Joint Venture	(75,308)	(0.39)	(18.3)%
Change in value due to dividends declared in excess of operating cash flows	(68,780)	(0.36)	(16.7)%
Real estate loans receivable	(60,278)	(0.32)	(14.5)%
Notes payable and repurchase agreements	(42,045)	(0.22)	(10.2)%
Real estate investments sold	(28,539)	(0.15)	(7.0)%
Real estate securities	(20,426)	(0.11)	(5.0)%
Other changes, net	19,016	0.10	4.6%
	$ (412,582)	$ (2.16)	

- The estimated value per share reflects a net asset value with no portfolio ("enterprise value") premium or discount.
- With regard to the valuation of its real estate properties, KBS REIT I engaged Duff & Phelps, a third-party real estate valuation firm, to review the assumptions and methodologies applied by the Advisor in accordance with a set of limited procedures. Duff & Phelps reviewed the Advisor's real estate valuations and concluded, based on a set of limited procedures, that the methodologies and significant assumptions, including capitalization rates, discount rates and estimated cash flows, as well as the overall real estate value on a property by property basis, were reasonable.
- For more information, see the REIT's Annual Report.

REIT I Portfolio Overview

KBS Real Estate Investment Trust

Estimated Value of Current Portfolio
As of 12/31/11

Assets: $3.366 Billion*

- GKK Properties
  - 862 Assets
  - $1.806 Billion (54%)
- Historical Real Estate
  - 31 Assets
  - $1.133 Billion (34%)
- Historical Loan and CMBS Investments
  - 11 Assets
  - $117.6 Million (3%)
- Other Assets
  - $309.6 Million (9%)



Liabilities: $2.382 Billion

- Loans payable and repo debt: $2.258 Billion
- Other Liabilities: $125.0 Million

Net Equity at Estimated Value: $984.2 Million

As of December 31, 2011, the estimated value of the REIT's total assets held for sale excluding the remaining Tribeca condos was $407.3 million.

Occupancy: 85%

REIT I Portfolio Overview

KBS Real Estate Investment Trust

Estimated Value of Assets by Segment



Other Assets 9%
Historical Loans and CMBS 3%
GKK Properties 54%
Historical Real Estate 34%

Total Square Footage by Property Type



Industrial 9%
Bank Branch 10%
Office 81%

GKK Overview

KBS Real Estate Investment Trust

2011 Timeline of Events

- **March:** KBS REIT I, GKK borrower, and senior lenders went into negotiations after GKK announced it was unable to repay its outstanding principal balance of the GKK mezzanine loan to KBS REIT I at maturity in March of 2011.
- **April:** KBS REIT I finalized a two-year fully amortizing extension of its repurchase agreement debt ("repo debt") with its lenders requiring quarterly amortization payments and maturing in April 2013.
- **May:** After temporary extensions, GKK defaulted on the principal payment due to KBS REIT I.
- **September:** After executing a settlement agreement, the borrower transferred 317 GKK Properties and their related mortgage loans to KBS REIT I.
- **December:** The borrower transferred the remaining 550 GKK Properties and their related mortgage loans to KBS REIT I.

GKK Overview

All as of September 1, 2011 (Date of Settlement Agreement)[1]







Total GKK Assets: $2.097 Billion

- Value of Properties: **$1.806 Billion**
  - 867 Properties
  - Majority of tenants are national banks
  - (By SF) 83% office and operations centers, 17% bank branch
  - 576 bank branches
  - 291 office & operations center
  - 84% occupancy
- Other Assets: $291.2 Million

Total GKK Liabilities: $1.632 Billion

- Value of Loans Assumed: $1.544 Billion[2]
- Other Liabilities: $88.2 Million

Net GKK Equity: $465.1 Million

Repo Debt: *KBS REIT I's equity interest in the GKK Properties also secures the repo debt related to the original GKK mezzanine loan with an outstanding balance of approximately $78 million as of March 28, 2012.*

[1]*Amounts shown include the Citizens JV assets and liabilities not consolidated in REIT I's financial statements until October 24, 2011.*

[2]*KBS REIT I was the lender on $34.3 million of the loans assumed.*

GKK Repo Debt

KBS Real Estate Investment Trust

- REIT I is required to pay down remaining repo agreement debt by April 2013.
- Repo Balance as of…
  - 2008 (acquisition of mezz loan) **$297.6 million**
  - March 2011 (initial maturity) **$270.9 million**
  - December 31, 2011 **$143.0 million**
  - March 28, 2012 **$78 million**
- Total payments made as of March 28, 2012 cover quarterly amortization payments for April 2012 and a portion of July 2012.

GKK Overview

KBS Real Estate Investment Trust

- REIT I has already begun marketing and strategically selling GKK Properties, using proceeds to pay down repo and mortgage debt:
  - 18 assets, $20.3 million of sales proceeds and net proceeds after mortgage debt repayment of $3.8 million as of March 21, 2012
- All excess operating cash flows related to the GKK Properties go to pay down repo debt and cannot be used elsewhere in the portfolio or transferred to the REIT until the repo debt is paid off.
- GKK portfolio contains 26 total loans
  - *7 loans currently have cash flow sweeps that restrict the use of collateral cash flow.*

Arden Overview

KBS Real Estate Investment Trust

- The "Arden investment" refers to a $144.5 million mezzanine loan made in 2008 that was secured by a Southern California office real estate portfolio.
- The borrower went into default in 2009, and REIT I converted its investment to a preferred equity interest and wrote the balance to zero in its financial statements.
- REIT I continued to receive distributions that were economically similar to the cash flows expected at the time of investment.
- During the years ended December 31, 2011, 2010 and 2009, the REIT recognized $5.0 million, $7.7 million and $4.0 million, respectively, of preferred distributions as income from the investment.

Arden Overview

KBS Real Estate Investment Trust

- The December 2010 estimated value per share valued the Arden investment at $75.3 million.
- Management believed that the most likely and achievable outcome was to work with the other mezzanine lenders to refinance the senior loans upon maturity in August 2012.
- In late 2011, the senior lender divided its first mortgage and sold the most junior portion to an investment firm.
- This firm has now disclosed its objective to ultimately foreclose upon the properties upon maturity in August 2012.
- REIT I stopped receiving distributions in August of 2011.
- These developments have resulted in REIT I recognizing an estimated value decrease of $75.3 million that is reflected in the March 2012 valuation that was not previously expected.
- As previously mentioned, the REIT stopped paying asset management fees for Arden as of February 2012.

Hackman Investment Overview

KBS Real Estate Investment Trust

- The Hackman investment represented an 80% JV interest in 24 industrial assets containing 11.4 million SF.
  - Total purchase price with JV partner: $515.9 million.[1]
  - JV was capitalized with **$84.6 million** of equity from REIT I.[2]
  - REIT I has received back **$45.6 million** of its original equity investment during its hold period through net cash flows.
- Due to declining occupancy, rental rates, and cash flow, it was announced in 2010 that the REIT would likely give the assets back to the lender at some point in the future.
- In December 2011, REIT I, through its JV interest, transferred the assets to an affiliate of the lenders.
- Transferring the assets at this time allowed REIT I to avoid further necessary capital expenditures.
- A new joint venture arrangement allows for potential future cash flows. The potential cash flows from this arrangement were valued at **$30.8 million** as of December 31, 2011.

[1]Consolidated figure, including equity of JV partner and all debt.

[2]The total equity contributed to the JV by REIT I and the JV partner at acquisition was approximately $106.0 million.

Strategic Dispositions

KBS Real Estate Investment Trust

- **13** historical assets sold (7 in one portfolio) for gross proceeds of $229.6 million.
  - 10 Properties
    - $176.9 million proceeds before debt repayment
    - $41.6 million net proceeds after debt repayment
  - 3 Debt and other* investments
    - $52.7 million net proceeds
- Total Investment Cost: $284.2 million
- Business plans for all remaining assets regularly reviewed to determine appropriate disposition dates.

**Includes all sold and paid off loans and counts Tribeca condo units as one asset.*




MEGGITT



Real Estate Portfolio

Geographic Diversification

KBS Real Estate Investment Trust


WA
OR
CA
NV
ID
MT
WY
UT
AZ
NM
CO
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
Total SF by State
1 Million SF +
250,000 -1 Million SF
< 250,000 SF

Tenant Composition

KBS Real Estate Investment Trust

Top 10 Tenants

Tenant	Lease Expiration	Number of Locations	% of Portfolio Contractual Base Rent[1]	% of Portfolio Leased SF
Bank of America[2]	2015 - Beyond 2022	**335**	**29.2%**	**39.6%**
Wells Fargo[3]	2015 - Beyond 2022	**68**	**9.4%**	**17.4%**
Citizens Financial Group	Prior to 2015 - 2023	**55**	**4.3%**	**2.2%**
Zurich Financial Services Group	2015 - 2018	**1**	**2.2%**	**1.3%**
Husch Blackwell	3/31/2022	**1**	**2.0%**	**0.8%**
General Services Administration	Prior to 2015 - 2022	**3**	**1.9%**	**1.0%**
Branch Banking & Trust Co.	2019 - Beyond 2022	**10**	**1.4%**	**0.2%**
Citco Fund Services (USA), Inc.	2015 - 2018	**1**	**1.2%**	**0.5%**
Entegris, Inc.	3/31/2014	**1**	**1.1%**	**0.8%**
Affiliated Computer Services	6/30/2013	**1**	**1.0%**	**0.7%**

Total Top 10 Tenants	***476***	***53.3%***	***64.4%***
Total Top 25 Tenants	***533***	***64.2%***	***70.6%***
Total Top 50 Tenants	***577***	***73.8%***	***78.8%***

[1]Contractual base rent represents annualized contractual base rental income as of December 31, 2011, adjusted for any contractual tenant concessions (including free rent).

[2]Bank of America has shedding rights of approximately 630,000 sq ft (consisting of approximately $7.7 million of projected base rent) between 2012 and 2017, which allows it to terminate this leased sq ft prior to lease expiration.

[3]Wells Fargo has shedding right of approximately 470,000 sq ft (consisting of approximately $2.8 million of projected base rent) between 2012 and 2017, which allows it to terminate this leased sq ft prior to lease expiration.

Occupancy History

KBS Real Estate Investment Trust

Occupancy of KBS REIT I's Real Estate Held for Investment[1]

as of December 31, 2011



2009 Valuation
2010 Valuation
2011 Valuation
100%
95%
90%
85%
80%
75%
70%
95%
91%
92%
85%
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11

[1]Reflects historical occupancy of properties held for investment as of December 31, 2011.

Contractual Lease Expirations

KBS Real Estate Investment Trust

Lease Expirations by Base Rent Expiring



40%
35%
30%
25%
20%
15%
10%
5%
0%
MTM
2012
2013
2014
2015
2016
2017
2018
2019
Thereafter
Office
Bank Branch
Industrial

*Note: **Does not reflect the shedding rights** contained in certain leases in the GKK portfolio which allow tenants to terminate their leases with respect to all or a portion of their leased sq ft prior to expiration, which if shed, would increase expirations shown above in the respective years. REIT I has received notice that there will be at least 336,447 of sq ft shed in 2012 consisting of approximately $2.3 million of projected base rent with another 769,000 sq ft of shedding rights remaining from 2012-2017 consisting of another $8.3 million of projected base rent.*

Loan Payable Maturities

Loan Payable Maturities by Year
($ in thousands)



$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
2012
2013
2014
2015
2016
Thereafter
All Others
GKK

Debt Assets & Other Real Estate-Related Investments

Real Estate-Related (Debt Investments) Overview

KBS Real Estate Investment Trust

Asset	Gross Amortized Cost ($000)	Fair Value ($000)	Loan Type	Payment Status as of 12/31/11	Investment Yield
Lawrence Village Plaza	$6,864	$6,858	Mortgage	Current	8.00%
11 South LaSalle	$38,794	$17,000	Mortgage	Delinquent [1]	N/A
San Diego Office Portfolio	$15,455	$12,300	B-Notes	Current	5.78%
4929 Wilshire	$3,005	$3,708	B-Notes	Current	6.05%
Sandmar	$5,040	$2,684	Mezzanine	Current	5.40%
Petra	$50,000	$ -	Subordinated Loan	Delinquent [2]	N/A
Arden	$153,200 [3]	$ -	Preferred Equity	N/A	30 LIBOR + 4.25 (4.5% floor)
Total	**$272,358**	**$42,550**			

[1]This loan has matured. REIT I has entered into a sale agreement for $17.0 million, which is expected to close at the end of March 2012.

[2] Pursuing settlement, including litigation.

[3] Prior to converting to preferred equity.

Loan Receivable Maturities

KBS Real Estate Investment Trust

Loan Receivable Maturities by Year ($ in Thousands)
Based on fair values



$20,000
$15,000
$10,000
$5,000
$-
2012
2013
2014
2015
Thereafter

Results of Operations
& 2012 Objectives

KBS Real Estate Investment Trust

MFFO Reconciliation

(in thousands)

		2006		2007		2008		2009		2010		2011
Net Income (loss)	**$**	**(2,571)**	**$**	**(7,198)**	**$**	**(120,627)**	**$**	**(182,966)**	**$**	**(90,352)**	**$**	**(19,338)**
Add:												
Depreciation of real estate assets		941		14,026		33,605		41,705		43,136		60,902
Amortization of lease-related costs		1,597		28,890		63,416		78,606		37,537		49,136
Deduct:												
Impairment of Real Estate		-		-		-		-		123,453		52,577
Gain on sale of foreclosed real estate held for sale		-		-		-		-		(2,011)		(134)
Gain on sale of real estate, net		-		-		-		-		(5,646)		(5,141)
Adjustments for noncontrolling interest - consolidated entity		-		(3,231)		(6,711)		(8,183)		(27,699)		(2,053)
FFO	$	**(33)**	**$**	**32,487**	**$**	**(30,317)**	**$**	**(70,838)**	**$**	**78,418**	**$**	**135,949**
MFFO Adjustments:												
Impairment charges on real estate loans receivable		-		-		104,000		178,813		11,046		11,999
Other-than-temporary impairments of real estate securities		-		-		50,079		5,067		-		-
Straight-line rent and amortization of above-and below market leases		(293)		(6,013)		(11,076)		(9,184)		(8,912)		(16,188)
Amortization of discount and closing costs		47		169		(18,431)		(2,938)		(3,563)		(860)
Amortization of discount on mortgage loans related to the GKK Properties		-		-		-		-		-		3,983
Gain from extinguishment of debt		-		-		-		-		-		(115,531)
Adjustments for noncontrolling entity – consolidated entity		-		532		1,086		590		22		23,867
MFFO	$	**(279)**	**$**	**27,175**	**$**	**95,341**	**$**	**101,510**	**$**	**77,011**	**$**	**43,219**

REIT I computes FFO in accordance with the current NAREIT definition. REIT I computes MFFO in accordance with the definition of MFFO included in the practice guideline issued by the Investment Program Association ("IPA") in November 2010. REIT I's management uses MFFO as an indicator of its ongoing performance as well as its dividend sustainability.

FFO and MFFO are non-GAAP financial measures and do not represent net income as defined by GAAP. Net income as defined by GAAP is the most relevant measure in determining REIT I's operating performance because FFO and MFFO include adjustments that investors may deem subjective, such as adding back expenses such as depreciation and amortization and the other items described in the table above. Accordingly, FFO and MFFO should not be considered as alternatives to net income as an indicator of our current and historical operating performance. In addition, FFO and MFFO do not represent cash flows from operating activities determined in accordance with GAAP and should not be considered an indication of our liquidity. Management believes FFO and MFFO, in addition to net income and cash flows from operating activities as defined by GAAP, are meaningful supplemental performance measures and are useful in understanding how REIT I's management evaluates its ongoing operating performance.

During the year ended December 31, 2011, the GKK Properties generated $5.1 million and $2.4 million of FFO and MFFO, respectively, which are included in the calculation above. FFO and MFFO generated by the GKK Properties are restricted for the repayment of principal outstanding under the repurchase agreements and expenditures related to the GKK Properties.

The information regarding REIT I's use of FFO and MFFO should be read in conjunction with, and is qualified by, the information in the Annual Report. See the Annual Report at Part II, Item 7 "Management's Discussion and Analysis of Financial Conditions and Results of Operations – Funds from Operations and Modified Funds from Operations."

No conclusions or comparisons should be made from the presentation of the periods above.

MFFO

Annual MFFO ($ in Thousands)


$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
2006
2007
2008
2009
2010
2011

Shareholder Performance

KBS Real Estate Investment Trust

Hypothetical Performance of Early and Late Investors

- Includes distribution payment to be paid on March 30, 2012
- Assumes all distributions have been taken in cash and shareholder has held shares since the dates below

Estimated Value Per Share As of March 22, 2012[1]	Cumulative Cash Distributions Received after payment on March 30, 2012	Sum of Estimated Value Per Share as of March 22, 2012 and Cumulative Cash Distributions Received
Early Investor: *Invested at Escrow Break (July 5, 2006)*		
$5.16	$3.47	$8.63
Late Investor: *Invested at Close of Public Offering (May 31, 2008)*		
$5.16	$2.16	$7.32

[1]REIT I is providing this estimated value per share to assist broker dealers that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the Advisor's methodology is based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. REIT I can give no assurance that:

- *a shareholder would be able to resell his or her shares at this estimated value;*
- *a shareholder would ultimately realize distributions per share equal to REIT I's estimated value per share upon liquidation of REIT I's assets and settlement of its liabilities or a sale of REIT I;*
- *REIT I's shares of common stock would trade at the estimated value per share on a national securities exchange;*
- *an independent third-party appraiser or other third-party valuation firm would agree with REIT I's estimated value per share; or*
- *the methodology used to estimate REIT I's value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.*

Further, the estimated value per share as of March 22, 2012 is based on the estimated value of REIT I's assets less the estimated value of REIT I's liabilities divided by the number of shares outstanding, all as of December 31, 2011. The value of REIT I's shares will fluctuate over time in response to developments related to individual assets in the portfolio and the management of those assets and in response to the real estate and finance markets. REIT I currently expects to engage the Advisor and/or an independent valuation firm to update the estimated value per share in December 2012 but is not required to update the estimated value per share more frequently than every 18 months.

2012 Focus & Objectives

KBS Real Estate Investment Trust

- **Primary Objective: Attempt to maximize amount of capital returned to shareholders** over time by:

1) ***Paying down debt*** *(especially certain "repo debt" related to the GKK portfolio) and managing upcoming maturities;*
2) ***Managing REIT I's reduced cash flows****;*
3) ***Strategically reinvesting capital*** *into existing assets to better position the portfolio for an eventual liquidation.*

We will attempt to accomplish these objectives with:

- **Sales of certain strategic or fully valued GKK Properties** with a focus on those with near-term debt maturities.
- **Strategic and other dispositions from historical portfolio** as appropriate or necessary.
  - The REIT will frequently review individual asset business plans to determine appropriate disposition dates.

Primary Challenges and Risks

KBS Real Estate Investment Trust

- Requirement to pay down remaining GKK repo debt by April 2013.
- Lower net operating income, significant liquidity pressures and minimal additional borrowing capacity.
- Cash flow from operations is insufficient to cover our capital expenditures, debt service, and maturing debt obligations.
- Upcoming debt maturities and significant debt obligations assumed with the GKK portfolio.
- Successful operations and sales of the GKK Properties given current economic conditions and the Advisor's limited experience operating and selling bank branch properties.
- Management of leasing activity in challenging leasing environment.
- Ability of tenants and borrowers to make future payments to the REIT.
- Susceptibility to disruptions in the banking industry due to a significant portion of the REIT's properties being leased to financial institutions.